                                   [GRAPHIC]

                                         Semiannual Report February 29, 2000

Oppenheimer
Capital Income Fund

                          [LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

        CONTENTS

1    President's Letter

3    An Interview with Your Fund's Managers

9    Financial Statements

37   Officers and Trustees

Value stocks continued to underperform growth stocks over the reporting period.

Rising interest rates hindered the returns of the Fund's holdings in the banking sector.

Oil and energy holdings in the portfolio contributed to the Fund's performance.

Cumulative
Total Returns
For the 6-Month Period
Ended 2/29/00*
Class A
Without              With
Sales Chg.        Sales Chg.
----------------------------
-8.58%             -13.84%
Class B
Without              With
Sales Chg.        Sales Chg.
----------------------------
-8.94%             -13.05%
Class C
Without              With
Sales Chg.        Sales Chg.
----------------------------
-8.88%              -9.70%

  Not FDIC Insured.
  No Bank Guarantee.
  May Lose Value.

*See page 7 for further details.

PRESIDENT'S LETTER

Dear shareholder,

[PHOTO]                            [PHOTO]
James C. Swain                     Bridget A. Macaskill
Chairman                           President
Oppenheimer                        Oppenheimer
Capital Income Fund                Capital Income Fund


For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may be assuming too much risk by concentrating their investments in just a handful of stocks or sectors or by "chasing performance." Alan Greenspan, the Chairman of the Federal Reserve Board, has stated his view that the recent spectacular returns of some sectors of the market are partly responsible for pushing our economy to growth rates that could lead to higher inflation. The dramatic rise in the prices of a narrow segment of the market has created enormous wealth for some investors. In turn, those investors are spending at a rate that the Fed believes may threaten the healthy growth of our economy.

     That's why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed is attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

     The implications are clear: investors must be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth could reduce corporate earnings and put downward pressure on stock prices. Highly valued stocks may be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has cautioned investors against the expectation that the types of returns seen in the recent bull market will last forever. We agree.

1  OPPENHEIMER CAPITAL INCOME FUND

PRESIDENT'S LETTER

Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

     While "new economy" stocks have risen since our last report to you, many "old economy" stocks are selling at unusually low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor in the future. Of course, there is no assurance that value investing will return to favor in the market, but it may be a diversification strategy to consider for part of your portfolio.

     What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include considering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuation, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U.S. markets.

     We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ James C. Swain            /s/ Bridget A. Macaskill

James C. Swain                Bridget A. Macaskill
March 21, 2000


2  OPPENHEIMER CAPITAL INCOME FUND

                     AN INTERVIEW WITH YOUR FUND'S MANAGERS

[PHOTO]
Portfolio Management Team (l to r) John Doney, Michael Levine

How would you describe the Fund's performance for the six-month period that ended February 29, 2000?

A. Oppenheimer Capital Income Fund's primary objective is to provide current income for its shareholders. On that front, we were successful, as the Fund maintained a steady dividend during the last six months. However, we were less successful in producing capital appreciation for the portfolio while seeking to preserve capital. The markets in general have overlooked many of the stocks we invest in, and have instead focused on growth and technology stocks.

What other factors affected the Fund's performance?

Market conditions over the period were highly unusual. While the overall stock market has produced strong results for the last six months, less than half of the issues listed on the New York Stock Exchange produced positive returns. The exceptional performance we've heard so much about was limited to a narrow group of stocks. In addition, we've seen the average holding period of stocks by investors fall steadily downward. Part of this trend is due to investors capitalizing on the strong gains posted by the technology sector and, in particular, Internet stocks. Our long-term, value-oriented investment style did not lead us to the areas that produced the strongest results.

3  OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

"We believe that value stocks' compelling business fundamentals and appreciation opportunities should again prove attractive to investors."

How would you characterize the environment for value stocks?

It has been a very challenging period for value stocks.To a great extent,investors have turned their backs on these investments.As a result,we've seen the prices of many growth stocks rise to historically high levels compared to their value counterparts.This has occurred despite good earnings and excellent business prospects of many value companies as measured by historical standards.

How has this impacted Oppenheimer Capital Income Fund?

Our investment strategy focuses on dividend paying equities- many of which we classify as value stocks.We also typically hold a meaningful portion of the portfolio in fixed income securities to help generate additional income.The past year proved to be one of the worst on record for the overall bond market.All told,these factors made it extremely difficult for the Fund to meet its primary investment objective of providing current income while also attempting to provide capital appreciation.

Have you altered your investment strategy in this environment?

We have continued to manage the Fund's portfolio in a consistent manner,with an emphasis on long-term opportunities. While our strategy was not rewarded in recent months,we have not abandoned our approach.It's our opinion that many of the current market trends are not sustainable.In particular, we believe that many growth stocks are excessively priced.As valuations move toward more historical levels we expect investors will once again embrace the positive fundamentals offered by many value stocks.

4  OPPENHEIMER CAPITAL INCOME FUND

Average Annual Total Returns
For the Periods Ended 3/31/00/1/
Class A
1-Year          5-Year         10-Year
------------------------------------------
-7.38%          13.50%         10.79%

Class B                        Since
1-Year          5-Year         Inception
------------------------------------------
-6.80%          13.69%         11.20%

Class C                        Since
1-Year          5-Year         Inception
------------------------------------------
-3.27%          N/A            12.53%

What were some of the Fund's strongest performers in recent months?

Few value stock sectors demonstrated consistently positive performance, due to the general market conditions favoring growth stocks and the technology sector. However, our oil and energy investments during the last six months have performed well. Oil prices have risen sharply, as foreign producers have lived up to their promise to restrain output levels. This, coupled with an increase in demand, has led to appreciation in our oil and energy stocks.

Conversely, what areas were the weakest performers?

1999 proved to be the worst year for bank stocks in over half a century, as rising interest rates negatively impacted the sector. One of the Fund's largest holdings, Bank One Corporation, was extremely disappointing, as it experienced poor results in various business operations. We have subsequently reduced our exposure.
     Our electric utilities holdings suffered as well, due to the fact that these stocks tend to be sensitive to interest rate fluctuations. In addition, the federal government's desire to rein in costs and reduce medicaid and medicare expenditures negatively impacted the returns of our holdings in pharmaceutical stocks. As such, we have reduced our exposure to this sector.

What is your outlook over the coming months?

We believe that the disparity of returns of growth and value stocks cannot continue indefinitely. We anticipate that this trend will begin to reverse when high growth and technology stocks experience a correction. In the short term, a market adjustment in these sectors could drag down other sectors as well. Therefore, we have taken a defensive stance by focusing on stocks that have historically held up well during periods of market fluctuation.


 1. See page 7 for further details.

5  OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Portfolio Allocation2

[GRAPH]

 .    Stocks              73.7%
 .    Bonds               25.6
 .    Cash Equivalents     0.7

Overall, we believe that the compelling business fundamentals and appreciation opportunities offered by value stocks will again prove appealing to investors. As such, we remain optimistic about the long-term prospects for the Fund, and believe it continues to be an important part of The Right Way to Invest.

Top Five Common Stock Industries3
-----------------------------------------------------------
Banks                                                13.6%
-----------------------------------------------------------
Oil - Domestic                                        5.3
-----------------------------------------------------------
Diversified Financial                                 4.6
-----------------------------------------------------------
Electric Utilities                                    3.3
-----------------------------------------------------------
Insurance                                             3.2


Top Ten Common Stock Holdings3
-----------------------------------------------------------
Citigroup Inc.                                        3.0%
-----------------------------------------------------------
Bank of America Corp.                                 2.2
-----------------------------------------------------------
Chase Manhattan Corp.                                 2.0
-----------------------------------------------------------
First Union Corp.                                     2.0
-----------------------------------------------------------
Enron Corp.                                           1.9
-----------------------------------------------------------
SFX Entertainment, Inc. Cl.A                          1.4
-----------------------------------------------------------
FleetBoston Financial Corp.                           1.3
-----------------------------------------------------------
Bank One Corp.                                        1.1
-----------------------------------------------------------
Dynegy, Inc.                                          1.1
-----------------------------------------------------------
Motorola, Inc.                                        1.0


2. Portfolio is subject to change. Percentages are as of February 29, 2000, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of February 29, 2000, and are based on net assets.

6  OPPENHEIMER CAPITAL INCOME FUND

NOTES

In reviewing performance and rankings,please remember that past performance does not guarantee future results.Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares,when redeemed,maybe worth more or less than the original cost.Because of ongoing market volatility,the Fund's performance maybe subject to substantial short-term changes.For updates on the Fund's performance,please contact your financial advisor,call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.Cumulative total returns are not annualized.The Fund's total returns shown do not show the effects of income taxes on an individual's investment.Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A The inception date of the Fund was 12/1/70.Class Are turns include the current maximum initial sales charge of 5.75%,except where noted.The Fund's maximum sales charge for Class As shares was higher prior to 10/18/91,so an individual's account performance may have been less for that period.

Class B shares of the Fund were first publicly offered on 8/17/93.Except where noted,Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year).Because Class B shares convert to Class A shares 72 months after purchase,the "life-of-class"return for Class B uses Class
A performance for the period after conversion.Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first public offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period.Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

7  OPPENHEIMER CAPITAL INCOME FUND

Financials







8  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS      February 29, 2000 / Unaudited


                                                                    Market Value
                                                         Shares       See Note 1
================================================================================
Common Stocks--62.0%
--------------------------------------------------------------------------------
Basic Materials--2.9%
--------------------------------------------------------------------------------
Chemicals--0.7%
Dexter Corp.                                             316,400     $14,593,950
--------------------------------------------------------------------------------
Engelhard Corp.                                          485,000       6,608,125
                                                                      ----------
                                                                      21,202,075

--------------------------------------------------------------------------------
Gold & Precious Minerals--0.4%
Barrick Gold Corp.                                       200,000       3,262,500
--------------------------------------------------------------------------------
Homestake Mining Co.                                     500,000       3,250,000
--------------------------------------------------------------------------------
Newmont Mining Corp.                                     200,000       4,425,000
                                                                      ----------
                                                                      10,937,500

--------------------------------------------------------------------------------
Metals--0.1%
AK Steel Holding Corp.                                    28,585         237,613
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B1             200,000       2,750,000
                                                                      ----------
                                                                       2,987,613

--------------------------------------------------------------------------------
Paper--1.7%
International Paper Co.                                  340,413      12,531,454
--------------------------------------------------------------------------------
Smurfit-Stone Container Corp.1                           257,142       3,503,560
--------------------------------------------------------------------------------
Sonoco Products Co.                                      642,580      11,847,569
--------------------------------------------------------------------------------
Westvaco Corp.                                           374,050      10,309,753
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                         200,000      10,262,500
                                                                      ----------
                                                                      48,454,836

--------------------------------------------------------------------------------
Capital Goods--3.4%
--------------------------------------------------------------------------------
Electrical Equipment--0.3%
CommScope, Inc.1                                         100,000       3,893,750
--------------------------------------------------------------------------------
Etec Systems, Inc.1                                       50,000       5,889,062
                                                                      ----------
                                                                       9,782,812

--------------------------------------------------------------------------------
Industrial Services--0.4%
Coflexip SA, Sponsored ADR1                               45,000       2,016,562
--------------------------------------------------------------------------------
Republic Services, Inc.1                                 885,000       9,624,375
                                                                     -----------
                                                                      11,640,937


                      9   OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS       Unaudited / Continued


                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Manufacturing--2.7%
Cooper Industries, Inc.                                  120,858     $ 3,655,954
--------------------------------------------------------------------------------
Honeywell International, Inc.                            300,000      14,437,500
--------------------------------------------------------------------------------
Mettler-Toledo International, Inc.1                      100,000       3,862,500
--------------------------------------------------------------------------------
Packaging Corp. of America1                              200,000       2,175,000
--------------------------------------------------------------------------------
Pall Corp.                                               792,700      15,655,825
--------------------------------------------------------------------------------
Temple-Inland, Inc.                                      248,000      12,679,000
--------------------------------------------------------------------------------
Tyco International Ltd.                                  647,942      24,581,300
                                                                      ----------
                                                                      77,047,079

--------------------------------------------------------------------------------
Communication Services--1.7%
--------------------------------------------------------------------------------
Telecommunications-Long Distance--0.8%
MCI WorldCom, Inc.1                                       50,000       2,231,250
--------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                 350,000      21,350,000
                                                                      ----------
                                                                      23,581,250

--------------------------------------------------------------------------------
Telephone Utilities--0.9%
GTE Corp.                                                265,000      15,635,000
--------------------------------------------------------------------------------
SBC Communications, Inc.                                 185,000       7,030,000
--------------------------------------------------------------------------------
U S West, Inc.                                            32,500       2,360,312
                                                                      ----------
                                                                      25,025,312

--------------------------------------------------------------------------------
Consumer Cyclicals--3.8%
--------------------------------------------------------------------------------
Autos & Housing--0.6%
Dana Corp.                                                77,500       1,651,719
--------------------------------------------------------------------------------
Delphi Automotive Systems Corp.                          300,000       5,006,250
--------------------------------------------------------------------------------
Snap-On, Inc.                                            494,900      10,795,006
                                                                      ----------
                                                                      17,452,975

--------------------------------------------------------------------------------
Consumer Services--0.9%
Dun & Bradstreet Corp.                                   440,600      11,538,212
--------------------------------------------------------------------------------
H&R Block, Inc.                                          295,400      12,960,675
                                                                      ----------
                                                                      24,498,887

--------------------------------------------------------------------------------
Leisure & Entertainment--0.2%
Harrah's Entertainment, Inc.1                            200,000       3,825,000
--------------------------------------------------------------------------------
Host Marriott Corp.                                      125,000       1,109,375
                                                                     -----------
                                                                       4,934,375

                     10   OPPENHEIMER CAPITAL INCOME FUND

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Media--1.0%
Deluxe Corp.                                             651,800     $15,276,562
--------------------------------------------------------------------------------
Hollinger International, Inc                             694,800       8,381,025
--------------------------------------------------------------------------------
Time Warner, Inc                                          50,000       4,275,000
                                                                      ----------
                                                                      27,932,587

--------------------------------------------------------------------------------
Retail: General--0.3%
Family Dollar Stores, Inc                                450,000       7,818,750
--------------------------------------------------------------------------------
Retail: Specialty--0.8%
Abercrombie & Fitch Co., Cl. A1                          155,000       2,276,562
--------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                    45,000       1,816,875
--------------------------------------------------------------------------------
CSK Auto Corp.1, 2                                     1,475,000      16,962,500
--------------------------------------------------------------------------------
Tandy Corp.                                               37,500       1,427,344
                                                                      ----------
                                                                      22,483,281

--------------------------------------------------------------------------------
Consumer Staples--7.2%
--------------------------------------------------------------------------------
Broadcasting--1.8%
AMFM, Inc.1                                              275,000      16,878,125
--------------------------------------------------------------------------------
CBS Corp.1                                               100,000       5,956,250
--------------------------------------------------------------------------------
Charter Communications,Inc., Cl. A1                      275,700       4,841,981
--------------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares1                 125,000       3,289,062
--------------------------------------------------------------------------------
Infinity Broadcasting Corp., Cl. A1                      175,000       5,589,062
--------------------------------------------------------------------------------
RCN Corp.1, 3                                            250,000      14,968,750
                                                                      ----------
                                                                      51,523,230

--------------------------------------------------------------------------------
Entertainment--1.5%
Royal Caribbean Cruises Ltd.                              50,000       1,768,750
--------------------------------------------------------------------------------
SFX Entertainment, Inc., Cl. A1                        1,050,000      40,425,000
                                                                      ----------
                                                                      42,193,750

--------------------------------------------------------------------------------
Food--1.1%
General Mills, Inc                                       100,000       3,293,750
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                         400,000      12,775,000
--------------------------------------------------------------------------------
Nabisco Group Holdings Corp.                           1,675,000      14,446,875
                                                                      ----------
                                                                      30,515,625

--------------------------------------------------------------------------------
Food & Drug Retailers--0.8%
Albertson's, Inc                                          90,000       2,205,000
--------------------------------------------------------------------------------
Kroger Co.1                                              150,000       2,231,250
--------------------------------------------------------------------------------
SUPERVALU, Inc                                           990,800      17,029,375
                                                                      ----------
                                                                      21,465,625

                     11   OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS       Unaudited / Continued


                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
Household Goods--0.7%
Fort James Corp.                                       660,300      $ 12,421,894
--------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                269,800         6,239,125
                                                                      ----------
                                                                      18,661,019

Tobacco--1.3%
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                             1,175,000        23,573,437
--------------------------------------------------------------------------------
R.J. Reynolds Tobacco Holdings, Inc.                   250,000         4,500,000
--------------------------------------------------------------------------------
UST, Inc.                                              400,000         7,725,000
                                                                      ----------
                                                                      35,798,437

--------------------------------------------------------------------------------
Energy--7.5%
--------------------------------------------------------------------------------
Energy Services--1.8%
Coastal Corp.                                          100,000         4,206,250
--------------------------------------------------------------------------------
Constellation Energy Group                             150,000         4,462,500
--------------------------------------------------------------------------------
Cooper Cameron Corp.1                                   40,000         2,210,000
--------------------------------------------------------------------------------
Dynegy, Inc.                                           650,000        30,468,750
--------------------------------------------------------------------------------
ENSCO International, Inc.                               60,000         1,815,000
--------------------------------------------------------------------------------
Global Marine, Inc.1                                   160,000         3,590,000
--------------------------------------------------------------------------------
Santa Fe International Corp.                            25,000           717,187
--------------------------------------------------------------------------------
Stolt Comex Seaway SA, ADR1                             35,000           389,375
--------------------------------------------------------------------------------
Tidewater, Inc.                                        125,000         3,539,062
                                                                      ----------
                                                                      51,398,124

--------------------------------------------------------------------------------
Oil: Domestic--5.3%
Atlantic Richfield Co.                                 239,300        16,990,300
--------------------------------------------------------------------------------
Chevron Corp.                                          300,000        22,406,250
--------------------------------------------------------------------------------
Conoco, Inc., Cl. B                                  1,168,500        23,004,844
--------------------------------------------------------------------------------
EOG Resources, Inc.                                    180,000         2,745,000
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                        35,000         1,566,250
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                             905,500        14,544,594
--------------------------------------------------------------------------------
Tosco Corp.                                            300,000         8,025,000
--------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                        411,800         8,930,913
--------------------------------------------------------------------------------
Unocal Corp.                                           500,000        13,375,000
--------------------------------------------------------------------------------
USX-Marathon Group                                   1,000,000        21,625,000
--------------------------------------------------------------------------------
Valero Energy Corp.                                    700,000        17,850,000
                                                                     -----------
                                                                     151,063,151

                     12   OPPENHEIMER CAPITAL INCOME FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
Oil: International--0.4%
Royal Dutch Petroleum Co., NY Shares                      200,000   $ 10,500,000
--------------------------------------------------------------------------------
Financial--24.9%
--------------------------------------------------------------------------------
Banks--13.6%
AmSouth Bancorp                                            65,000        942,500
--------------------------------------------------------------------------------
Bank of America Corp.                                   1,338,657     61,661,888
--------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                          750,000     24,984,375
--------------------------------------------------------------------------------
Bank One Corp.                                          1,218,500     31,452,531
--------------------------------------------------------------------------------
Charter One Financial, Inc.                               636,000     10,017,000
--------------------------------------------------------------------------------
Chase Manhattan Corp.                                     723,872     57,638,308
--------------------------------------------------------------------------------
Commercial Federal Corp.                                  357,500      4,625,156
--------------------------------------------------------------------------------
Compass Bancshares, Inc.                                  165,000      2,670,938
--------------------------------------------------------------------------------
First Union Corp.                                       1,922,980     56,727,910
--------------------------------------------------------------------------------
FleetBoston Financial Corp.                             1,305,000     35,561,250
--------------------------------------------------------------------------------
KeyCorp                                                   585,000      9,908,438
--------------------------------------------------------------------------------
Mellon Financial Corp.                                    725,000     21,840,625
--------------------------------------------------------------------------------
National City Corp.                                       266,000      5,120,500
--------------------------------------------------------------------------------
PNC Bank Corp.                                            283,300     10,960,169
--------------------------------------------------------------------------------
Summit Bancorp                                            714,250     17,097,359
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                      271,680     13,804,740
--------------------------------------------------------------------------------
U.S. Bancorp                                              400,000      7,325,000
--------------------------------------------------------------------------------
Union Planters Corp.                                      389,324     10,657,745
                                                                    ------------
                                                                     382,996,432

--------------------------------------------------------------------------------
Diversified Financial--4.6%
Anthracite Capital, Inc.                                  470,600      2,970,663
--------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                     210,000      4,173,750
--------------------------------------------------------------------------------
C.I.T. Group, Inc., Cl. A                                 310,000      4,340,000
--------------------------------------------------------------------------------
Capital One Financial Corp.                                82,500      3,037,031
--------------------------------------------------------------------------------
Citigroup, Inc.                                         1,649,999     85,284,323
--------------------------------------------------------------------------------
Household International, Inc.                             644,732     20,591,128
--------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage Investment Corp.      500,000      5,718,750
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                  27,500      2,818,750
                                                                    ------------
                                                                     128,934,395

                     13   OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS       Unaudited / Continued


                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Insurance--3.2%
ACE Ltd.                                                 100,000     $ 1,787,500
--------------------------------------------------------------------------------
Aetna, Inc.                                              292,300      12,020,838
--------------------------------------------------------------------------------
Allstate Corp.                                           225,000       4,387,500
--------------------------------------------------------------------------------
American General Corp.                                   493,600      25,759,750
--------------------------------------------------------------------------------
Enhance Financial Services Group, Inc.                   703,425       8,265,244
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                    325,000       7,982,813
--------------------------------------------------------------------------------
IPC Holdings Ltd.                                        238,264       2,799,602
--------------------------------------------------------------------------------
Reliance Group Holdings, Inc.                          1,000,000       4,437,500
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                      996,600      22,298,925
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                    47,500       1,920,781
                                                                      ----------
                                                                      91,660,453

--------------------------------------------------------------------------------
Real Estate Investment Trusts--2.4%
Archstone Communities Trust                              400,000       7,825,000
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                              300,000      10,125,000
--------------------------------------------------------------------------------
Cornerstone Properties, Inc.                             500,000       8,437,500
--------------------------------------------------------------------------------
Developers Diversified Realty Corp.                       90,000       1,035,000
--------------------------------------------------------------------------------
Equity Office Properties Trust                           750,000      17,953,125
--------------------------------------------------------------------------------
Equity Residential Properties Trust                      375,000      14,976,563
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                          425,000       7,862,500
                                                                      ----------
                                                                      68,214,688

--------------------------------------------------------------------------------
Savings & Loans--1.1%
--------------------------------------------------------------------------------
Dime Bancorp, Inc.                                        75,000         914,063
--------------------------------------------------------------------------------
Golden State Bancorp, Inc.1                              300,650       3,870,869
--------------------------------------------------------------------------------
Greenpoint Financial Corp.                               405,000       6,454,688
--------------------------------------------------------------------------------
Greenpoint Financial Corp.4                               50,000         757,000
--------------------------------------------------------------------------------
Sovereign Bancorp, Inc.                                  325,000       2,356,250
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                  815,000      18,031,875
                                                                      ----------
                                                                      32,384,745

--------------------------------------------------------------------------------
Healthcare--1.1%
--------------------------------------------------------------------------------
Healthcare/Drugs--1.1%
--------------------------------------------------------------------------------
Abbott Laboratories                                       50,000       1,637,500
--------------------------------------------------------------------------------
American Home Products Corp.                             500,000      21,750,000
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                 100,000       5,681,250
--------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                                  75,000       3,571,875
                                                                      ----------
                                                                      32,640,625

                     14   OPPENHEIMER CAPITAL INCOME FUND

                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
Technology--3.7%
--------------------------------------------------------------------------------
Computer Hardware--0.1%
Compaq Computer Corp.                                   50,000       $ 1,243,750
--------------------------------------------------------------------------------
Hewlett-Packard Co.3                                    10,000         1,345,000
                                                                      ----------
                                                                       2,588,750

--------------------------------------------------------------------------------
Computer Services--0.2%
First Data Corp.                                       100,000         4,500,000
--------------------------------------------------------------------------------
Computer Software--0.2%
Unigraphics Solutions, Inc.1                           200,000         5,537,500
--------------------------------------------------------------------------------
Communications Equipment--0.2%
Antec Corp.1                                           100,000         5,293,750
--------------------------------------------------------------------------------
Electronics--2.3%
Amkor Technology, Inc.1                                200,000        10,387,500
--------------------------------------------------------------------------------
Micron Technology, Inc.1, 3                             60,000         5,883,750
--------------------------------------------------------------------------------
Motorola, Inc.3                                        163,600        27,893,800
--------------------------------------------------------------------------------
Photronics, Inc.1                                       20,000           851,250
--------------------------------------------------------------------------------
Veeco Instruments, Inc.1                                50,000         4,106,250
--------------------------------------------------------------------------------
Waters Corp.1                                          150,000        14,709,375
                                                                      ----------
                                                                      63,831,925

--------------------------------------------------------------------------------
Photography--0.7%
Eastman Kodak Co.                                      350,000        20,059,375
--------------------------------------------------------------------------------
Utilities--5.8%
--------------------------------------------------------------------------------
Electric Utilities--3.3%
Central & South West Corp.                             537,200         9,031,675
--------------------------------------------------------------------------------
Edison International                                   276,500         7,275,406
--------------------------------------------------------------------------------
Florida Progress Corp.                                 600,100        25,579,263
--------------------------------------------------------------------------------
New Century Energies, Inc.                             100,000         2,706,250
--------------------------------------------------------------------------------
Potomac Electric Power Co.                             409,100         8,309,844
--------------------------------------------------------------------------------
SCANA Corp.                                            195,859         4,663,892
--------------------------------------------------------------------------------
Texas Utilities Co.                                    501,600        16,364,700
--------------------------------------------------------------------------------
Unicom Corp.                                           501,700        18,970,531
--------------------------------------------------------------------------------
Western Resources, Inc.                                 20,000           308,750
                                                                      ----------
                                                                      93,210,311

                     15   OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS       Unaudited / Continued


                                                                                 Market Value
                                                                      Shares       See Note 1
---------------------------------------------------------------------------------------------
Gas Utilities--2.5%
Columbia Energy Group                                                 100,000   $   5,900,000
---------------------------------------------------------------------------------------------
Enron Corp.                                                           775,000      53,475,000
---------------------------------------------------------------------------------------------
Kinder Morgan, Inc                                                    150,000       4,181,250
---------------------------------------------------------------------------------------------
MCN Energy Group, Inc                                                 126,250       3,037,891
---------------------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                              92,500       3,867,656
                                                                                -------------
                                                                                   70,461,797
                                                                                -------------
Total Common Stocks (Cost $1,540,931,604)                                       1,751,213,976

=============================================================================================
Preferred Stocks--10.8%
Adelphia Communications Corp., 5.50% Cv., Series D, Non-Vtg            45,000       7,537,500
---------------------------------------------------------------------------------------------
Alliant Energy Resources, Inc., 7.25% Cv.1, 6                         175,000      14,962,500
---------------------------------------------------------------------------------------------
American General Delaware LLC, 6% Cum. Cv. Monthly Income
Preferred Securities, Series A, Non-Vtg                                75,000       4,903,125
---------------------------------------------------------------------------------------------
Automatic Commission Exchange Security Trust II, 6.50% Cv
(exchangeable to Common Stock of Republic Industries, Inc
Trust Automatic Common Exchange Securities effective 5/1/00)          300,000       2,268,750
---------------------------------------------------------------------------------------------
Banco Commercial Portuguese International Bank Ltd., 8%                98,300      10,124,900
---------------------------------------------------------------------------------------------
Cv., Series A Budget Group, Inc.:
6.25% Cum. Cv. Term Income Deferred Equity Securities, Non-Vtg.6       10,000         305,000
6.25% Cv. Term Income Deferrable Equity Securities, Non-Vtg            85,000       2,592,500
---------------------------------------------------------------------------------------------
California Federal Preferred Capital Corp., 9.125% Non-Cum
Exchangeable, Series A, Non-Vtg                                        55,000       1,210,000
---------------------------------------------------------------------------------------------
Carriage Services, Inc., 7% Cv. Term Income Deferrable Equity
Securities6                                                            57,500       1,451,875
---------------------------------------------------------------------------------------------

Chiquita Brands International, Inc., $3.75 Cum. Cv., Series
B, Non-Vtg                                                            180,000       3,600,000
---------------------------------------------------------------------------------------------

Coastal Corp., 6.625% Cv. Preferred Redeemable Increased
Dividend Equity Securities                                            710,300      18,112,650
---------------------------------------------------------------------------------------------
DECS Trust IV, 7% Cv. Debt Exchangeable for Common Stock of
Maxtor Corp., Non-Vtg                                                 250,000       2,062,500
---------------------------------------------------------------------------------------------
Dollar General Corp., 8.50% Cv. Structured Yield Product
Exchangeable for Stock                                                425,640      13,673,685
---------------------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cv., Cl. A                          105,000       5,788,125
---------------------------------------------------------------------------------------------
Enron Corp., 7% Cv. Exchangeable                                      125,000       2,046,875
---------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 9% Trust Preferred
Nts., 12/1/06                                                       5,985,000       5,730,638
---------------------------------------------------------------------------------------------
Georgia-Pacific Corp., 7.50% Cv. Premium Equity Participating
Security Units                                                         25,000         970,312
---------------------------------------------------------------------------------------------
Hanover Compressor Co., 7.25% Cv. Term Income Deferrable
Equity Securities1, 6                                                  40,000       2,930,000

                     16   OPPENHEIMER CAPITAL INCOME FUND

                                                                                               Market Value
                                                                                      Shares     See Note 1
===========================================================================================================
Preferred Stocks Continued
Hercules Trust II, Units (each unit consists of $1,000 principal amount of 6.50%
sr. exchangeable preferred stock and one warrant to purchase
23.1492 shares of common stock)5                                                       22,000   $12,595,000
-----------------------------------------------------------------------------------------------------------
ICG Communications, Inc.:
6.75% Cum. Cv., Non-Vtg.6                                                             37, 500     2,554,687
6.75% Cum. Cv., Non-Vtg                                                                62,500     4,257,812
-----------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
7% Cum. Cv., Non-Vtg.6                                                                 40,000     3,275,000
7% Cv                                                                                  42,500     1,737,187
7% Cv.6                                                                                32,500     1,328,437
7% Cv., Series E, Non-Vtg                                                             125,000     6,671,875
-----------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., Depositary Shares
Representing one one-hundredth 7% Cum. Cv. Jr.:
Series D, Non-Vtg                                                                      35,000     2,865,625
Series E, Non-Vtg.6                                                                     2,500       133,438
-----------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 8.25% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                                1,700,000    11,050,000
-----------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 6.75% Cv., Series A                                                   10,000     7,756,250
-----------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8% Cv. Preferred Redeemable Increased
Dividend Equity Securities, Non-Vtg                                                    50,000     2,046,875
-----------------------------------------------------------------------------------------------------------
MediaOne Group, Inc., 7% Cv                                                            25,000     1,364,062
-----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
Exchangeable for Stock of IMC Global, Inc                                              25,000       401,563
-----------------------------------------------------------------------------------------------------------
Monsanto Co., 6.50% Cv. Adjustable Conversion-rate Equity Security                    190,000     6,946,875
-----------------------------------------------------------------------------------------------------------
National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract
entitling the holder to exchange ExCaps for ordinary shares of the Bank) 5            542,500    13,223,438
-----------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cv. Quarterly Income Preferred
Securities, Non-Vtg                                                                   240,600     7,849,575
-----------------------------------------------------------------------------------------------------------
Nisource, Inc., 7.75% Premium Income Equity Securities, Non-Vtg                       200,000     6,025,000
-----------------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income Preferred
Securities, Non-Vtg.6                                                                 200,000     6,150,000
-----------------------------------------------------------------------------------------------------------
PLC Capital Trust II, 6.50% Cum. Cv. Preferred Redeemable Increased
Dividend Equity Securities, Non-Vtg                                                    56,500     2,270,594
-----------------------------------------------------------------------------------------------------------
Premier Parks, Inc., 7.50% Cum. Cv. Premium Income Equity
Securities, Non-Vtg                                                                   499,000    21,457,000
-----------------------------------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv.6                                                        125,000     9,578,125
-----------------------------------------------------------------------------------------------------------
Reliant Energy, Inc.:
2% Zero Exchangeable Sub. Nts                                                          98,000     8,244,250
7% Automatic Common Exchange Securities for Time Warner, Inc. Common Stock             25,000     3,548,438

                     17   OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS       Unaudited / Continued

                                                                                           Market Value
                                                                                 Shares      See Note 1
=======================================================================================================
Preferred Stocks Continued

Seagram Co. Ltd. (The), 7.50% Automatic Common
Exchangeable Securities                                                          125,000   $  6,781,250
-------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 6% Cv. Sub. Debs                                  50,000      1,493,750
-------------------------------------------------------------------------------------------------------
Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity
Redeemable Stock, Units (each unit consists of one preferred
security & one warrant of Sovereign Bancorp, Inc.)1, 5                           237,900     11,419,200
-------------------------------------------------------------------------------------------------------
St. George Bank, ADR 9% Cv. Structured Yield Product Exchangeable
for Common Stock of St. George Bank1, 6                                          114,000      5,521,875
-------------------------------------------------------------------------------------------------------
Texas Utilities Co., 9.25% Cv. Preferred Redeemable Increased
Dividend Equity Securities, Non-Vtg                                              176,500      7,247,531
-------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., $4.625 Cum. Cv.6                                     150,000      2,287,500
Union Pacific Capital Trust, 6.25% Cum. Term Income Deferrable
Equity Securities, Non-Vtg                                                       131,400      5,124,600
-------------------------------------------------------------------------------------------------------
United Rental Trust I, 6.50% Cv. Quarterly Income Preferred Securities           225,000      7,059,375
-------------------------------------------------------------------------------------------------------
WBK Trust, 10% Cv. Structured Yield Product Exchangeable Stock                   450,000     13,612,500
                                                                                           ------------
Total Preferred Stocks (Cost $334,379,153)                                                  304,149,622

                                                                                   Units
=======================================================================================================
Rights, Warrants and Certificates--0.0%
Golden State Bancorp, Inc. Wts., Exp. 1/1/01 (Cost $1,316,782)                   390,650        415,066

                                                                               Principal
                                                                                 Amount8
=======================================================================================================
U.S. Government Obligations--10.9%

U.S. Treasury Bonds, STRIPS:
6.45%, 8/15/22/7/                                                           $200,000,000     50,096,800
6.58%, 2/15/15/7/                                                            270,000,000    103,705,650
6.94%, 5/15/21/7/                                                            100,000,000     26,781,900
7.20%, 8/15/08/7/                                                            150,000,000     85,900,200
-------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., STRIPS, 6.73%, 5/15/09/7/                                 75,000,000     40,885,875
                                                                                           ------------
Total U.S. Government Obligations (Cost $297,385,238)                                       307,370,425

=======================================================================================================
Foreign Government Obligations--1.7%
Argentina (Republic of) Bonds, Series L, 6.812%, 3/31/05/9/                    3,520,000      3,264,800
-------------------------------------------------------------------------------------------------------
Canada (Government of) Bonds, 7.50%, 9/1/00 [CAD]                             19,460,000     13,573,451
-------------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09/6/                          9,000,000      8,955,000
-------------------------------------------------------------------------------------------------------
New South Wales State Bank Bonds, 9.25%, 2/18/03 [AUD]                         1,900,000      1,232,097
-------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Global Exchangeable
Gtd. Nts., 8%, 8/14/01 [AUD]                                                  33,650,000     21,150,150
-------------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10 [ZAR]              14,800,000      2,248,690
                                                                                            -----------
Total Foreign Government Obligations (Cost $56,453,979)                                      50,424,188

                     18   OPPENHEIMER CAPITAL INCOME FUND

                                                                                 Principal   Market Value
                                                                                 Amount\8\    See Note 1
=========================================================================================================
Loan Participations--0.5%

Shoshone Partners Loan Trust Sr.Nts.,7.799%,4/28/02 (representing a basket of reference loans and a total return swap between Chase Manhattan Bank
and the Trust)\49\ (Cost $17,240,879)                                           $16,800,000   $15,139,856

=========================================================================================================
Non-Convertible Corporate Bonds and Notes--8.7%

AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                         4,000,000     3,940,000
---------------------------------------------------------------------------------------------------------
Aldelphia Communications Corp., 9.375% Sr. Nts., 11/15/09\3\                      9,000,000     8,662,500
---------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 7.875% Sr. Unsec. Nts., Series B, 1/1/09        4,995,000     4,233,263
---------------------------------------------------------------------------------------------------------
Amtran, Inc., 9.625% Nts., 12/15/05                                               3,000,000     2,745,000
---------------------------------------------------------------------------------------------------------
Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20\9\                 5,000,000     7,248,050
---------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                            2,500,000     1,862,500
---------------------------------------------------------------------------------------------------------
Building Materials Corp. of America, 8% Sr. Unsec. Nts., 12/1/08                  5,000,000     4,356,250
---------------------------------------------------------------------------------------------------------
Canandaiqua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                          2,250,000     2,227,500
---------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication
Holdings Capital Corp., 8.625% Sr. Unsec. Nts., 4/1/09                            3,000,000     2,745,000
---------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06                          2,400,000     2,196,000
---------------------------------------------------------------------------------------------------------
Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                                    6,000,000     6,208,218
---------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                               6,350,000     6,175,375
---------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                              3,000,000     2,769,090
---------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                7,000,000     6,877,500
---------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11                5,000,000     5,282,910
---------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series  B, 3/15/09      10,000,000     9,450,000
---------------------------------------------------------------------------------------------------------
Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                             2,000,000     1,410,000
---------------------------------------------------------------------------------------------------------
Fairchild Semiconductor International,Inc., 10.375% Sr. Unsec. Nts., 10/1/07      2,500,000     2,487,500
---------------------------------------------------------------------------------------------------------
Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06                   5,000,000     4,900,000
---------------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Nts., 12/15/01                                    3,000,000     3,003,750
---------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07                                  1,000,000       920,000
---------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05                             2,500,000     2,446,875
---------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                          10,000,000     9,025,000
---------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc.:
8.625% Sr. Unsec. Nts., 3/15/05                                                   4,710,000     4,545,150
9.25% Sr. Unsec. Sub. Nts., 2/1/06                                                4,200,000     3,990,000
---------------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08\6\                             2,000,000     1,880,000
---------------------------------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05\4\                                           5,000,000     4,650,000
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.60% Sr. Unsec. Nts.,
Series B, 6/1/08                                                                  5,000,000     4,600,000

                            19 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS   Unaudited / Continued

                                                                            Principal     Market Value
                                                                            Amount\8\      See Note 1
======================================================================================================
Non-Convertible Corporate Bonds and Notes Continued
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                  $  2,000,000   $  1,935,000
------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09              6,000,000      5,655,000
------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08                 2,500,000      2,275,000
------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 8.125% Sr. Unsec. Nts., 2/15/09                             4,500,000      4,050,000
------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09                                                       4,000,000      3,960,000
10% Sr. Nts., 12/15/09 [EUR]                                                 2,000,000      1,961,801
------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
8.125% Sr. Nts., 1/1/06                                                      1,000,000        952,500
8.75% Sr. Unsec. Sub. Nts., 1/1/09                                           2,000,000      1,925,000
------------------------------------------------------------------------------------------------------
Nextel Communications,Inc., 9.375% Sr. Unsec. Nts., 11/15/09                 7,000,000      6,781,250
------------------------------------------------------------------------------------------------------
NEXTLINK Communications,Inc., 10.75% Sr. Unsec. Nts., 6/1/09                 3,000,000      3,030,000
------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                              7,500,000      7,031,250
------------------------------------------------------------------------------------------------------
NTL Communications Corp., 11.50%, Sr. Unsec. Nts., Series B, 10/1/08         7,650,000      8,109,000
------------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.625% Sr. Nts., Series A, 8/15/06                         8,000,000      8,520,000
------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08             4,000,000      3,690,000
------------------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                         3,000,000      2,895,000
------------------------------------------------------------------------------------------------------
RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06                                  4,000,000      4,200,000
------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/15/10                   6,000,000      3,630,000
------------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03                9,000,000      6,885,000
------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts., 2/1/08            750,000        300,000
------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                              1,000,000      1,015,000
10.875% Sr. Sub. Nts., 4/1/08                                                1,000,000        960,000
------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Unsec. Sub. Nts., 12/1/08                7,000,000      7,070,000
------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06                        8,000,000      8,140,000
------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
7.625% Sr. Unsec. Nts., Series B, 6/1/08                                     5,750,000      5,232,500
8.625% Sr. Sub. Nts., 1/15/07                                                2,000,000      1,910,000
------------------------------------------------------------------------------------------------------
Tenneco,Inc., 11.625% Sr. Sub. Nts.,10/15/09\6\                              3,000,000      3,063,750
------------------------------------------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                             6,000,000      6,030,000
------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11\4\              1,874,742        998,300
------------------------------------------------------------------------------------------------------
TV Guide, Inc., 8.125% Sr. Unsec. Sub. Nts., 3/1/09                          5,500,000      5,445,000
------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375% Sr. Nts., 11/15/096                      4,000,000      4,155,000
------------------------------------------------------------------------------------------------------
World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                 2,000,000      1,874,708
                                                                                          ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $254,717,580)                       244,517,490

                            20 OPPENHEIMER CAPITAL INCOME FUND

                                                                                      Principal       Market Value
                                                                                      Amount\8\        See Note 1
Convertible Corporate Bonds and Notes--3.3%

America Online, Inc., Zero Coupon Cv. Nts., 3.59%, 12/6/19/7/                        $ 2,000,000       $ 1,035,000
-------------------------------------------------------------------------------------------------------------------
American Tower Corp., 5% Cv. Nts., 2/15/10/6/                                          6,000,000         6,570,000
-------------------------------------------------------------------------------------------------------------------
Burr-Brown Corp., 4.25% Cv. Nts., 2/15/07/6/                                           4,500,000         5,141,250
-------------------------------------------------------------------------------------------------------------------
Cirrus Logic, Inc.:
6% Cv. Unsec. Sub. Nts., 12/15/03                                                      2,000,000         2,020,000
6% Cv. Unsec. Sub. Nts., 12/15/03/6/                                                  11,000,000        11,110,000
-------------------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp., 4% Cv. Unsec. Nts., 2/1/05                                2,500,000         2,940,625
-------------------------------------------------------------------------------------------------------------------
Inco Ltd.:
5.75% Cv. Debs., 7/1/04                                                                9,700,000         8,887,625
7.75% Cv. Debs., 3/15/16                                                               9,800,000         8,354,500
-------------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp., 7.50% Cv. Sub. Debs., 5/15/14                                        4,648,000         4,334,260
-------------------------------------------------------------------------------------------------------------------
Lennar Corp., Zero Coupon Cv. Debs., 4.34%, 7/29/18/7/                                 4,000,000         1,580,000
-------------------------------------------------------------------------------------------------------------------
Loews Corp., 3.125% Cv. Sub. Nts., 9/15/07                                            10,000,000         8,100,000
-------------------------------------------------------------------------------------------------------------------
Mutual Risk Management Ltd., Zero Coupon
Exchangeable Sub. Debs., 5.25%, 10/30/15/6,7/                                         19,500,000         8,701,875
-------------------------------------------------------------------------------------------------------------------
Network Associates, Inc., Zero Coupon Cv. Unsec. Sub. Debs., 6.56%, 2/13/18/7/        15,000,000         5,681,250
-------------------------------------------------------------------------------------------------------------------
Photronics, Inc., 6% Cv. Sub. Nts., 6/1/04                                             5,000,000         7,681,250
-------------------------------------------------------------------------------------------------------------------
Rite Aid Corp., 5.25% Cv. Sub. Nts., 9/15/02                                           7,500,000         3,750,000
-------------------------------------------------------------------------------------------------------------------
Solectron Corp., Zero Coupon Cv. Liquid Yield Option Nts., 3.05%, 1/27/19/7/           1,000,000           582,500
-------------------------------------------------------------------------------------------------------------------
Valhi, Inc., Zero Coupon Cv. Sr. Sec. Liquid Yield Option Nts., 7.10%, 10/20/07/7/     7,500,000         4,621,875
                                                                                                      -------------
Total Convertible Corporate Bonds and Notes (Cost $88,742,815)                                          91,092,010

===================================================================================================================
Structured Instruments--0.2%

Bank of America NA, Lucent Market Indexed Deposits,
6%, 2/9/02 (Cost $5,000,000)                                                           5,000,000         5,139,885

===================================================================================================================
Repurchase Agreements--0.7%
Repurchase agreement with Deutsche Bank Securities Inc., 5.74%, dated 2/29/00, to be repurchased at $20,703,301 on 3/1/00, collateralized by U.S. Treasury Nts.,
4%-6.625%,10/31/00-5/15/07, with a value of $13,325,470 and U.S. Treasury Bonds,
6.50%-8.125%, 8/15/19-11/15/26, with a value of $7,818,138 (Cost $20,700,000)         20,700,000        20,700,000
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,616,868,030)                                           98.8%    2,790,162,518
-------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                              1.2        34,625,387
                                                                                     ------------------------------
Net Assets                                                                                 100.0%   $2,824,787,905
                                                                                     ==============================

                             21 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS   Unaudited / Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 29,2000. The aggregate fair value of securities of affiliated companies held by the Fund as of February 29, 2000 amounts to $16,962,500. Transactions during the period in which the issuer was an affiliate were as follows:

                               Shares                                    Shares
                               Aug. 31,     Gross        Gross          Feb. 29,
                               1999         Additions    Reductions        2000
--------------------------------------------------------------------------------
CSK Auto Corp.*                750,000      725,000        --         1,475,000

*Not an affiliate as of August 31,1999.

3. A sufficient amount of liquid assets has been designated to cover outstanding written call options and written put options, as follows:

                               Shares             Expiration    Exercise      Premium       Market Value
                               Subject to Call    Date          Price         Receive        See Note 1
--------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.            100                3/20/00       $120        $ 95,947       $  165,000
Micron Technology, Inc.        600                3/20/00         85         144,450          982,500
Motorola, Inc.                 400                4/24/00        125         748,800        1,985,000
Motorola, Inc.                 350                4/24/00        130       1,114,575        1,592,500
Motorola, Inc.                 250                4/24/00        150         374,250          684,375
RCN Corp.                      400                3/20/00         50         352,234          425,000
RCN Corp.                      500                3/20/00         55         679,750          300,000
RCN Corp.                      800                3/20/00         60         629,718          250,000
RCN Corp.                      800                3/20/00         65         396,596          110,000
                                                                          -----------------------------
                                                                           4,536,320        6,494,375
                                                                          -----------------------------
                               Shares
                               Subject to Put
--------------------------------------------------------------------------------------------------------
Microsoft Corp.                2,000              3/20/00         95         896,500        1,500,000
Microsoft Corp.                3,500              3/20/00         90         843,123        1,487,500
                                                                          -----------------------------
                                                                           1,739,623        2,987,500
                                                                          -----------------------------
                                                                          $6,275,943       $9,481,875
                                                                          =============================

4. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $100,055,312 or 3.54% of the Fund's net assets as of February 29, 2000.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
AUD          Australian Dollar                  EUR           Euro
CAD          Canadian Dollar                    ZAR           South African Rand

9. Represents the current interest rate for a variable or increasing rate security.

See accompanying Notes to Financial Statements.

                            22 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES   Unaudited

February 29,2000
--------------------------------------------------------------------------------
Assets

Investments, at value--see accompanying statement:
Unaffiliated companies (cost $2,584,546,971)                      $2,773,200,018
Affiliated companies (cost $32,321,059)                               16,962,500
--------------------------------------------------------------------------------
Cash used for collateral on Microsoft Corp. written puts              25,866,015
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                      28,077,334
Interest and dividends                                                13,024,854
Shares of beneficial interest sold                                     3,946,784
Other                                                                    145,106
                                                                  --------------
Total assets                                                       2,861,222,611

================================================================================
Liabilities

--------------------------------------------------------------------------------
Bank overdraft                                                         1,608,187
--------------------------------------------------------------------------------
Options written, at value (premiums received $6,275,943)--
see accompanying statement                                             9,481,874
Payables and other liabilities:
Investments purchased                                                 12,420,470
Shares of beneficial interest redeemed                                10,658,632
Distribution and service plan fees                                     1,200,205
Transfer and shareholder servicing agent fees                            666,035
Trustees' compensation                                                    16,840
Other                                                                    382,463
                                                                  --------------
Total liabilities                                                     36,434,706

================================================================================
Net Assets                                                        $2,824,787,905
                                                                  ==============
================================================================================
Composition of Net Assets

Paid-in capital                                                   $2,503,101,513
--------------------------------------------------------------------------------
Undistributed net investment income                                   26,439,633
--------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency
transactions                                                         125,156,992
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies             170,089,767
                                                                  --------------
Net assets                                                        $2,824,787,905
                                                                  ==============

See accompanying Notes to Financial Statements

                            23 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES   Unaudited / Continued

================================================================================
Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,262,601,247 and 201,952,785 shares of beneficial
interest outstanding)                                                     $11.20

Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                        $11.88
--------------------------------------------------------------------------------
Class B Shares:

Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $490,399,222 and 44,175,277 shares of beneficial
interest outstanding)                                                     $11.10
--------------------------------------------------------------------------------
Class C Shares:

Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $71,787,436 and 6,469,152 shares of beneficial interest
outstanding)                                                              $11.10

See accompanying Notes to Financial Statements.

                            24 OPPENHEIMER CAPITAL INCOME FUND

STATMENT OF OPERATIONS   Unaudited

For the Six Months Ended February 29, 2000
================================================================================
Investment Income

Dividends                                                         $  41,771,530
--------------------------------------------------------------------------------
Interest                                                             38,005,667
                                                                  --------------
Total income                                                         79,777,197

================================================================================
Expenses

Management fees                                                       8,802,352
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               3,041,261
Class B                                                               3,079,828
Class C                                                                 489,588
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                         2,224,173
--------------------------------------------------------------------------------
Custodian fees and expenses                                              40,554
--------------------------------------------------------------------------------
Trustees' compensation                                                   17,940
--------------------------------------------------------------------------------
Other                                                                   650,029
                                                                  --------------
Total expenses                                                       18,345,725
Less expenses paid indirectly                                            (6,600)
                                                                  --------------
Net expenses                                                         18,339,125

================================================================================

Net Investment Income                                                61,438,072

================================================================================

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                         176,092,142
Closing and expiration of option contracts written                      109,058
Foreign currency transactions                                          (241,153)
                                                                  --------------
Net realized gain                                                   175,960,047

--------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
Investments                                                        (537,081,149)
Translation of assets and liabilities denominated in foreign
currencies                                                             (107,538)
                                                                  --------------
Net change                                                         (537,188,687)
                                                                  --------------
Net realized and unrealized loss                                   (361,228,640)

================================================================================

Net Decrease in Net Assets Resulting from Operations              $(299,790,568)
                                                                  ==============

See accompanying Notes to Financial Statements

                            25 OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  Six Months Ended
                                                                                  February 29,2000          Year Ended
                                                                                       (Unaudited)      August 31,1999
=======================================================================================================================
Operations

Net investment income                                                              $    61,438,072    $   134,128,244
-----------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      175,960,047        338,994,470
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                 (537,188,687)       (68,883,491)
                                                                                   ------------------------------------
Net increase (decrease) in net assets resulting from operations                       (299,790,568)       404,239,223

=======================================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment
income:
Class A                                                                                (51,919,786)      (106,190,111)
Class B                                                                                 (9,406,875)       (19,189,145)
Class C                                                                                 (1,527,946)        (3,049,848)
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                               (220,894,199)      (245,592,889)
Class B                                                                                (51,202,210)       (57,343,807)
Class C                                                                                 (8,187,185)        (8,928,939)
=======================================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                               (156,997,175)        60,856,819
Class B                                                                               (113,348,622)        96,317,221
Class C                                                                                (28,865,488)        26,567,442
=======================================================================================================================
Net Assets

Total increase (decrease)                                                             (942,140,054)       147,685,966
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  3,766,927,959      3,619,241,993
                                                                                   ------------------------------------
End of period (including undistributed net investment income of $26,439,633
and $27,856,168,respectively)                                                      $ 2,824,787,905    $ 3,766,927,959
                                                                                   ====================================

See accompanying Notes to Financial Statements.

                            26 OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

                                                6 Mos.                                    Year                 Year
                                                 Ended                                   Ended                Ended
                                          Feb.29, 2000                                  Aug.31,            June 30,
Class A                                    (Unaudited)    1999      1998     1997       1996/1/   1996         1995
=======================================================================================================================
Per Share Operating Data

Net asset value, beginning of period         $ 13.63    $ 13.75   $ 14.12   $11.36     $ 11.39   $10.25      $ 9.44
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .25        .51       .50      .47         .09      .50         .50
Net realized and unrealized gain (loss)        (1.36)      1.03       .41     3.17        (.12)    1.36         .92
                                             --------------------------------------------------------------------------
Total income (loss) from investment
operations                                     (1.11)      1.54       .91     3.64        (.03)    1.86        1.42
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income            (.25)      (.49)     (.49)    (.48)        --      (.48)       (.48)
Distributions from net realized gain           (1.07)     (1.17)     (.79)    (.40)        --      (.24)       (.13)
                                             --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (1.32)     (1.66)    (1.28)    (.88)        --      (.72)       (.61)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $11.20     $13.63    $13.75   $14.12      $11.36   $11.39      $10.25
                                             ==========================================================================

=======================================================================================================================
Total Return, at Net Asset Value2              (8.58)%    11.03%    6.17%    33.39%      (0.26)%  18.61%      15.66%
=======================================================================================================================
Ratios/Supplemental Data

Net assets,end of period (in                  $2,263     $2,927    $2,889   $2,722      $2,110   $2,141      $1,893
millions)
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)              $2,663     $3,156    $3,072   $2,446      $2,109   $2,054      $1,798
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                           3.82%      3.51%     3.47%    3.97%       3.28%    4.51%       5.15%
Expenses                                        0.93%      0.89%     0.87%/4/ 0.88%/4/    0.94%/4/ 0.89%/4/    0.96%/4/
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate5                          22%        40%       18%      24%         14%      43%         46%

1. For the two months ended August 31,1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering),with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 29, 2000 were $687,277,078 and $979,440,356, respectively.

See accompanying Notes to Financial Statements.

                            27 OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

                                              6 Mos.                                      Year                 Year
                                               Ended                                     Ended                Ended
                                         Feb.29,2000                                   Aug.31,             June 30,
Class B                                  (unaudited)       1999      1998      1997    1996/1/      1996       1995
===================================================================================================================
Per Share Operating Data
Net asset value,beginning of period          $ 13.51    $ 13.63   $ 14.01   $ 11.29    $11.33    $ 10.21     $ 9.40
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .20        .39       .39      .37        .07       .41         .43
Net realized and unrealized gain (loss)        (1.35)      1.03       .40     3.13       (.11)     1.35         .91
                                             ----------------------------------------------------------------------
Total income (loss) from investment
operations                                     (1.15)      1.42       .79     3.50       (.04)     1.76        1.34
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income            (.19)      (.37)     (.38)    (.38)      --        (.40)       (.40)
Distributions from net realized gain           (1.07)     (1.17)     (.79)    (.40)      --        (.24)       (.13)
                                             ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (1.26)     (1.54)    (1.17)    (.78)      --        (.64)       (.53)
-------------------------------------------------------------------------------------------------------------------
Net asset value,end of period                 $11.10     $13.51    $13.63   $14.01     $11.29    $11.33      $10.21
                                             ======================================================================
===================================================================================================================
Total Return,at Net Asset Value2               (8.94)%    10.22%     5.32%   32.17%     (0.35)%   17.58%      14.87%
===================================================================================================================
Ratios/Supplemental Data
Net assets,end of period (in millions)          $490       $721      $635     $431       $260      $252        $161
-------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                $617       $749      $575     $344       $255      $208        $122
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                           3.05%      2.71%     2.68%    3.16%      2.48%     3.68%       4.34%
Expenses                                        1.70%      1.69%     1.67%/4/ 1.69%/4/   1.76%/4/  1.72%/4/    1.79%/4/
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate5                          22%        40%       18%      24%        14%       43%         46%


1. For the two months ended August 31,1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 29, 2000 were $687,277,078 and $979,440,356, respectively.

See accompanying Notes to Financial Statements.

                            28 OPPENHEIMER CAPITAL INCOME FUND

                                              6 Mos.                                            Year       Period
                                               Ended                                           Ended        Ended
                                       Feb. 29, 2000                                        Aug. 31,     June 30,
Class C                                  (Unaudited)        1999        1998        1997     1996/1/      1996/6/
=====================================================================================================================
Per Share Operating Data

Net asset value, beginning of period          $13.50      $13.63      $14.02      $11.30      $11.35       $10.76
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .19         .39         .39         .40         .07          .28
Net realized and unrealized gain (loss)        (1.33)       1.02         .40        3.12        (.12)         .88
                                              -----------------------------------------------------------------------
Total income (loss) from investment
operations                                     (1.14)       1.41         .79        3.52        (.05)        1.16
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income            (.19)       (.38)       (.39)       (.40)         --         (.33)
Distributions from net realized gain           (1.07)      (1.16)       (.79)       (.40)         --         (.24)
                                              -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (1.26)      (1.54)      (1.18)       (.80)         --         (.57)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $11.10      $13.50      $13.63      $14.02      $11.30       $11.35
                                              =======================================================================
=====================================================================================================================
Total Return, at Net Asset Value/2/            (8.88)%     10.15%       5.30%      32.31%      (0.44)%      10.50%
=====================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)          $72        $119         $95         $48          $7           $6
---------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                 $98        $120         $77         $25          $7           $3
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                           3.05%       2.70%       2.68%       3.15%       2.55%        3.53%
Expenses                                        1.70%       1.69%       1.67%/4/    1.69%/4/    1.79%/4/     1.81%/4/
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/5/                        22%         40%         18%         24%         14%          43%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 29, 2000 were $687,277,078 and $979,440,356, respectively.
6. For the period from November 1, 1995 (inception of offering) to June 30,1996.

See accompanying Notes to Financial Statements.

                            29 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Unaudited



================================================================================
1. Significant Accounting Policies

Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank, dealer or pricing service. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

                            30 OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                            31 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Unaudited / Continued


================================================================================
1. Significant Accounting Policies  Continued

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                        Six Months Ended February 29, 2000         Year Ended August 31, 1999
                                 Shares             Amount          Shares             Amount
------------------------------------------------------------------------------------------------
Class A
Sold                         10,530,325      $ 131,750,210      21,887,567      $ 314,043,113
Dividends and/or
distributions reinvested     21,855,148        257,250,275      23,478,035        330,924,974
Redeemed                    (45,189,430)      (545,997,660)    (40,770,834)      (584,111,268)
                          ----------------------------------------------------------------------
Net increase (decrease)     (12,803,957)     $(156,997,175)      4,594,768      $  60,856,819
                          ======================================================================
------------------------------------------------------------------------------------------------
Class B
Sold                          2,455,436      $  30,507,825      13,221,669      $ 188,310,904
Dividends and/or
distributions reinvested      4,974,797         57,997,230       5,207,911         72,839,456
Redeemed                    (16,616,521)      (201,853,677)    (11,626,909)      (164,833,139)
                          ----------------------------------------------------------------------
Net increase (decrease)      (9,186,288)     $(113,348,622)      6,802,671      $  96,317,221
                          ======================================================================
------------------------------------------------------------------------------------------------
Class C
Sold                            600,853      $   7,566,960       4,107,119     $   58,508,668
Dividends and/or
distributions reinvested        796,493          9,289,154         831,248         11,618,577
Redeemed                     (3,764,589)       (45,721,602)     (3,071,848)       (43,559,803)
                          ----------------------------------------------------------------------
Net increase (decrease)      (2,367,243)     $ (28,865,488)      1,866,519      $  26,567,442
                          ======================================================================

================================================================================================


3. Unrealized Gains and Losses on Securities

As of February 29, 2000, net unrealized appreciation on securities and options written of $170,088,557 was composed of gross appreciation of $510,703,429, and gross depreciation of $340,614,872.

                            32 OPPENHEIMER CAPITAL INCOME FUND

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the six months ended February 29, 2000 was 0.52% of average annual net assets for each class of shares, annualized for periods of less than one full year.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                          Aggregate          Class A      Commissions      Commissions     Commissions
                          Front-End        Front-End       on Class A       on Class B      on Class C
                      Sales Charges    Sales Charges           Shares           Shares          Shares
                         on Class A      Retained by      Advanced by      Advanced by     Advanced by
Six Months Ended             Shares      Distributor    Distributor/1/   Distributor/1/  Distributor/1/
---------------------------------------------------------------------------------------------------------
February 29,2000         $1,236,277         $355,341         $194,082         $924,895         $61,532

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                            Class A                           Class B                          Class C
                         Contingent                        Contingent                       Contingent
                     Deferred Sales                    Deferred Sales                   Deferred Sales
                   Charges Retained                  Charges Retained                 Charges Retained
Six Months Ended     by Distributor                    by Distributor                   by Distributor
---------------------------------------------------------------------------------------------------------
February 29, 2000           $56,124                          $796,397                          $14,413


      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                            33 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Unaudited / Continued


================================================================================
4. Fees and Other Transactions with Affiliates  Continued

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 29, 2000, payments under the Class A plan totaled $3,041,261, all of which was paid by the Distributor to recipients. That included $219,197 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares.The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 29, 2000, were as follows:


                                                 Distributor's    Distributor's
                                                     Aggregate     Unreimbursed
                                                  Unreimbursed    Expenses as %
              Total Payments   Amount Retained        Expenses    of Net Assets
                  Under Plan    by Distributor      Under Plan         of Class
--------------------------------------------------------------------------------
Class B Plan      $3,079,828        $2,167,559     $13,891,055             2.83%
Class C Plan         489,588           145,308       1,541,128             2.15


                            34 OPPENHEIMER CAPITAL INCOME FUND

================================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                            35 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Unaudited / Continued


================================================================================
6. Option Activity  Continued

Written option activity for the six months ended February 29,2000,was as follows:


                                        Call Options                Put Options
                        --------------------------------------------------------
                          Number of      Amount of  Number of        Amount of
                            Options       Premiums    Options         Premiums
--------------------------------------------------------------------------------
Options outstanding as of
August 31, 1999                  --       $     --        250      $   286,740
Options written              11,825      8,544,380     13,725        3,710,482
Options closed or expired    (7,625)    (4,008,060)    (8,475)      (2,257,599)
                            ----------------------------------------------------
Options outstanding as of
February 29, 2000            4,200      $4,536,320      5,500       $1,739,623
                            ====================================================
================================================================================
7.   Illiquid or Restricted Securities

As of February 29, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of February 29, 2000, was $21,545,156, which represents 0.76% of the Fund's net assets, of which $757,000 is considered restricted. Information concerning restricted securities is as follows:


                                                                       Valuation
                                                                  Per Unit as of
Security                   Acquisition Date     Cost Per Unit  February 29, 2000
--------------------------------------------------------------------------------
Stocks and Warrants
Greenpoint Financial Corp.          3/12/99            $30.00             $15.14

================================================================================
8.   Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended February 29, 2000.

                      36 OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
Officers and Trustees    James C. Swain, Trustee and Chairman of the Board
                         Bridget A. Macaskill, Trustee and President
                         William H. Armstrong, Trustee
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         George C. Bowen, Trustee
                         Edward L. Cameron, Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         John P. Doney, Vice President
                         Michael S. Levine, Vice President
                         Andrew J. Donohue, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
--------------------------------------------------------------------------------
Investment Advisor       OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of             The Bank of New York
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors     Deloitte & Touche LLP
--------------------------------------------------------------------------------
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         The financial statements included herein have been taken from the records of the Fund without examination of those records bythe independent auditors.

                         This is a copy of a report to shareholders of Oppenheimer Capital Income Fund. This report must be preceded by a Prospectus of Oppenheimer Capital Income Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                      37 OPPENHEIMER CAPITAL INCOME FUND

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website -- we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
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Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
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Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O.Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------

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